            TABLE OF CONTENTS
            .................


            LETTER TO SHAREHOLDERS                               1
            ......................................................
            FUND MANAGERS' DISCUSSION AND ANALYSIS               5
            ......................................................
            INVESTMENTS IN SECURITIES AND NET ASSETS            16
            ......................................................
            FINANCIAL STATEMENTS                                18
            ......................................................
            NOTES TO FINANCIAL STATEMENTS                       22
            ......................................................
            FINANCIAL HIGHLIGHTS                                26
            ......................................................
            INDEPENDENT AUDITOR'S REPORT                        27
            ......................................................
            DIVIDEND REINVESTMENT PLAN                          28
            ......................................................
            SHAREHOLDER MEETING RESULTS                         28
            ......................................................

                                 LETTER TO SHAREHOLDERS
                                 ......................


                                            We are pleased to report to our
                      shareholders regarding the achievements of the RCM
                      Strategic Global Government Fund (NYSE symbol: RCS)
                      during its second year of operations. Last year, the
                      market value of your fund's investments appreciated as
                      world interest rates declined. During fiscal 1995, RCS
                      achieved a 16.2% pre-tax total return, measured in terms
                      of the market value of RCS's stock price, and a 17.1%
                      pre-tax total return, calculated on the basis of net
                      asset value per share of the RCS portfolio of
                      investments. Your fund's monthly $0.074 per share
                      dividend provided a yield of 8.2%, based upon a
                      beginning-of-year net asset value of $10.85. At fiscal
                      year-end, the per share net value of the fund's portfolio
                      of investments appreciated approximately 7.3%, to reach a
                      net asset value per share of $11.64. We are pleased that
                      RCM Capital Management, a California Limited Partnership
RCM'S INVESTMENT      ("RCM"), the fund's investment manager, adopted
POLICY IS TO MAN-     strategies that enabled RCS to maintain its dividend
AGE A HIGH-QUALITY    during a period when many closed-end bond funds were
DEBT SECURITIES       forced to reduce income distributions to shareholders.
PORTFOLIO TO ACHIEVE
SUPERIOR AND CON-
SISTENT INCOME.       RCM's investment policy is to manage a high-quality debt
                      securities portfolio to achieve superior and consistent income, with lower price volatility than is typical of intermediate-term maturity U.S. government notes. The fund's investment strategy is to attain income objectives, while moderating the variation in net asset value per share. RCM will also opportunistically take actions to enhance capital gains when consistent with its other investment objectives and when the potential for gains, relative to downside risk, is deemed favorable.
                      This strategy is expected to achieve our shareholders' long-term objectives, produce higher income than is generally available on comparable risk bonds, and attain a superior long-term risk-adjusted total investment return.

                      RCM Capital Management entered into an Agreement of Purchase and Sale pursuant to which RCM will become an entity wholly owned by Dresdner Bank AG, an international banking organization with headquarters in Frankfurt, Germany. Dresdner has over DM400.1 billion total consolidated assets and is one of the few major banks of the


                                       1
                                       -

                                 LETTER TO SHAREHOLDERS
                                 ......................


                      world to retain a AAA rating from Moody's Investor Services. It is expected that the day-to-day operations of RCM will not be affected and that the individuals who are primarily responsible for the management of the fund's portfolio will remain the same. The transaction is currently expected to close in mid-1996. The terms of RCS's management agreement will be substantially unchanged and will be submitted to the fund's shareholders for their consideration and approval.

                      We encourage you to read this annual report. The report
                      provides additional information about the management and
                      goals of RCS and the strategies RCM employs to achieve
                      your fund's objectives. Your management and Board of
                      Directors are committed to meeting RCS's investment
                      objectives and are equally committed to extensive
                      disclosure of the fund's portfolio and investment
WE BELIEVE RCS        activities. We will continue to provide quarterly
REPRESENTS EXCEL-     shareholder reports which will include discussions of
LENT LONG-TERM        important investment techniques, explanations of
INVESTMENT VALUE.     technical investment terms and relationships, and
                      summaries of critical investment strategies.

                      On behalf of the Board of Directors and the RCS portfolio management team, I wish to thank you for your support and participation in the RCM Strategic Global Government Fund. We believe RCS represents excellent long-term investment value, and we are committed to enhancing this value for our shareholders' benefit.

                      Sincerely,


                      Gary W. Schreyer
                      CHAIRMAN AND PRESIDENT
                      FEBRUARY 21, 1996


                                       2
                                       -

                                   RCS's primary investment OBJECTIVE is to
                      generate a level of INCOME that is higher than that generated by high-quality, intermediate-TERM U.S. debt securities. As a secondary objective, RCS will seek to maintain volatility in the net asset value of the shares of the fund comparable to that of the high-QUALITY, intermediate-term U.S. debt securities by investing in the U.S., developed FOREIGN and emerging MARKETS. The fund will seek capital appreciation to the extent consistent with its other investment objectives.

PHOTO



                               PHOTO



        PHOTO
                                                    PHOTO

          FUND MANAGERS' DISCUSSION AND ANALYSIS
          ......................................


    As markets become more complex, creating a bond fund PORTFOLIO demands ever-increasing levels of sophistication and precision. While some bond funds gravitate towards Wall Street's latest "hot" products, RCS follows a DISCIPLINED approach to constructing a portfolio and accomplishing specific goals for its shareholders. RCS's objectives are UNIQUE among closed-end bond funds. RCS strives to deliver a level of income higher than yields from high credit quality bonds in the United States while keeping its duration risk comparable to intermediate-term securities, with maturities between three and ten years. As most investors know, higher INCOME may be associated with higher risk if not actively managed. RCS has developed a creative palette of tools to control the components of risk and achieve higher income.


  Unique
      FOCUSED
            Objectives


    All bond funds constantly face a multitude of risks,
    which may include the risks of duration, country
    selection, currency, mortgage prepayments and credit.
    Some funds and INVESTORS chase yield without MEASURING or
    calculating the whole risk picture. Many such funds have
    been surprised by unexpected developments in certain            PHOTO
    categories of risk over the past two years. As a result,
    in 1994, foreign currency losses caused returns of
    capital for a number of mutual funds. In 1995, several    RCS FOCUSES ON
    mortgage funds lowered their DIVIDENDS as the risk        RISK MANAGEMENT
    characteristics of their portfolios compromised income.  AND PERFORMANCE TO
    RCS has innovatively applied its techniques and its      ACHIEVE A COMPLETE
    unique PERSPECTIVE to solve the problems of managing     INVESTMENT PACKAGE.
    overall risk while delivering a consistent dividend. RCS is also unmatched in its disclosure and discussion about risk-management issues.

       Other funds may take more risk. As market conditions change, some of these funds will do BETTER, and some will do worse than RCS. However, more risk means more volatility in returns. RCS focuses on RISK MANAGEMENT and performance to achieve a complete investment package.


                                       5
                                       -

                      FUND MANAGERS' DISCUSSION AND ANALYSIS
                      ......................................


                      RCS applies its disciplined INVESTMENT process to international opportunities. Foreign markets add depth and diversity because the economic and INTEREST rate cycles abroad can differ from those in the United States, offering better bond market returns. However, geographic diversification is only a starting point for global investment. As capital FLOWS accelerate around the world, financial markets become increasingly interdependent. Thus, foreign interest rates often follow the U.S.'s lead, making geographic diversification less effective. RCS makes allocations to the international area to achieve income, risk and credit quality goals besides diversity. In addition, RCS continues to CONCENTRATE on securities issued or guaranteed by the United States or foreign governments in keeping with its "global government" focus.


                 Quality
                     GLOBAL
                         Investments


                      Recognizing that international investments are inherently
                      more challenging, RCM looks to EVALUATE risk and return
    PHOTO             so that RCS can provide a more consistent performance. In
                      1995, RCM believed that the U.S. market would provide
                      better RETURNS and emphasized U.S. investments in the
                      fund to ensure RCS's monthly dividends against any
ACHIEVING GLOBAL      unforeseen events. In 1996, RCS is back in a more
INVESTMENT PERFOR-    BALANCED global position. Currency fluctuations can
MANCE REQUIRES        periodically overwhelm the bond market. In keeping with
REAL-TIME ACCESS TO   its current strategy, RCS's investments were all
RESEARCH, ANALYSIS    denominated in U.S. dollars at year-end.
AND COMMENTARY.

                          Achieving global investment performance requires
                      real-time access to RESEARCH, analysis and commentary; and the ability to tap global resources is more important than ever. RCM Capital Management recently announced a strategic alliance with Dresdner Bank AG to become the major institutional investment management subsidiary of the Dresdner Bank Group. DRESDNER, an international banking organization headquartered in Frankfurt, Germany, has a network of over 1,500 offices in 40 countries and the ability to provide extensive research on the key topics influencing RCS's investments.


                                       6
                                       -

PHOTO


                              PHOTO


                         PHOTO


                                                 PHOTO

PHOTO

PHOTO                                         PHOTO



                          PHOTO



PHOTO

          FUND MANAGERS' DISCUSSION AND ANALYSIS
          ......................................


  Building a disciplined portfolio requires experience.
  Although RCS is entering only its third year, it is managed by the fixed income team at RCM, which has SERVED corporate and pension fund CLIENTS since 1975. RCM currently has approximately $10 billion in bond investments and $15 billion in equity investment assets under management, making it one of only a small group of managers with a long-term track record in both equity and fixed income performance. RCM's experienced and DIVERSE organization allows RCS to draw on extensive resources.

     RCS is about consistent income and risk-managed performance. It is also about VALUING the opportunity to SHARE more about the business of fixed income investment.


 Experienced
         VALUE
             Solutions


  For most funds, finding TIMELY information about a fund's
  portfolio and changes in strategy is extremely difficult.
  Equally difficult is getting access to the investment              PHOTO
  people who make decisions. RCS is an industry leader in
  the breadth, frequency and QUALITY of information it
  provides to shareholders. Quarterly reports expand the
  HORIZON of understanding by providing special focus
  articles on different aspects of the bond market
  environment. For example, RCS has provided detailed       RCS IS AN INDUSTRY
  information about duration as a risk-management tool and    LEADER IN THE
  a KEY measure of a bond portfolio's sensitivity to        BREADTH, FREQUENCY
  interest rates. In addition, RCS issues monthly press    AND QUALITY OF INFOR-
  releases which relay critical developments to the        MATION IT PROVIDES TO
  investment community.                                       SHAREHOLDERS.

     Nineteen ninety-six should be an exciting year, as RCM expands its capabilities and draws on new
  RESOURCES, particularly in the international domain.
  Throughout this period, we will continue to keep you informed of the fund's strategies, DIRECTIONS and goals. We look forward to another successful year together.

                                       9
                                       -

                     FUND MANAGERS' DISCUSSION AND ANALYSIS
                     ......................................

PERFORMANCE: On an absolute basis, RCS had a strong year with a total return of 16.2% on market price, and 17.1% on net asset value. On a relative basis, RCS's return on net asset value outperformed the Salomon Brothers Mortgage Security Index, which RCM believes reflects the 1995 portfolio. Total return on net asset value includes the change in net asset value plus reinvestment of monthly dividends in compliance with the measurement standards of the Association for Investment Management and Research (AIMR). The net asset value per share rose from $10.85 to $11.64 for the year.

                                   JANUARY     OCTOBER       JULY      APRIL      FISCAL
QUARTERLY PERIOD ENDED                1996        1995       1995       1995        1995
----------------------------------------------------------------------------------------
RCS PER SHARE INFORMATION
Net investment income            $    0.24   $    0.24  $    0.23  $    0.25  $    0.96
Dividend from net investment
 income                               0.23        0.22       0.22       0.22       0.89
Net asset value at end of
 period                              11.64       11.33      11.25      11.08      11.64
Market price at end of period        10.25       10.13      10.13       9.75      10.25
Total return on market price          3.45%       2.20%      6.10%      3.60%     16.21%
Total return on net asset
 value                                4.99%       2.93%      3.74%      4.44%     17.07%
Effective dividend yield*             8.66%       8.77%      8.77%      9.11%        --
REFERENCE RETURNS**
Salomon Brothers Mortgage Security Index                                          15.09%
Salomon Brothers World Government Bond
 Index                                                                            16.38%
J.P. Morgan Emerging Market
 Index                                                                            43.75%

Interest rates in the United States declined 2.3%. Despite the stellar performance of the bond market generally, the closed-end mutual fund industry did not experience a significant change in discounts of stock market prices to fund net asset values. RCS, as with other closed-end funds, will trade at a premium or discount to net asset value depending upon the phases of the interest rate cycle, the stock market in general, specific supply and demand characteristics of RCS, and changes in net asset value. The discount, for RCS, averaged 11.4% during the year. The bear market conditions of 1994 may have contributed to hesitant investor return to the closed-end bond fund industry in 1995. RCS ended the year at a discount of 11.9%, compared to 11.3% at last fiscal year-end. The discount has the effect of increasing the effective yield of the dividend payments.

 * End-of-the-quarter  dividend  divided  by  market  price  and annualized.
** These reference  returns are  used  for comparison  to  total return on net asset value and represent the major market sectors in which the portfolio is permitted to invest. The Salomon Brothers Mortgage Security Index includes various types of mortgage securities, including 30-year FNMA/GNMA issues, 20-year FHLMC issues, 15-year FHLMC/FNMA/GNMA issues and FHA Project Notes. The Salomon Brothers World Government Bond Index is a market capitalization-weighted local currency bond index that includes local government bond market returns of fourteen countries that are freely open to foreign investors. The J.P. Morgan Emerging Market Index includes approximately $50 billion in face value outstanding, dollar-denominated, restructured sovereign bonds.

                     FUND MANAGERS' DISCUSSION AND ANALYSIS
                     ......................................

DURATION: The fund averaged 4.4 years duration during the year. Duration at year-end was 4.6 years, which is roughly comparable to a bond with a six-year maturity. Duration is a key tool in managing both RCS's sensitivity to rising rates and its opportunity to benefit from declining rates. Duration is the percentage change in the price of a particular fixed income security or portfolio of fixed income securities for a 1% change in interest rates. For example, if RCS's duration were one year and interest rates increase 1%, the prices of RCS's investments would be expected to decline 1%. As a measurement of risk, duration assumes that all interest rates, including foreign interest rates, move in tandem.

Duration is also particularly important in the fund's use of financial leverage. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: (1) it increases income to the extent of the interest spread, (2) it increases a fund's overall duration risk and (3) it adds sensitivity to rising short-term rates. Some mutual funds using financial leverage end up with total risk levels more comparable to twenty- or thirty-year maturity bonds. RCS actively manages the overall duration of the fund to maintain an intermediate-term duration risk level. As one tool to manage duration, RCS had $48.7 million of U.S. Treasuries sold on a forward commitment basis to lower duration at year-end. RCS has also selectively used interest rate swaps to manage its overall sensitivity to changing short-term rates.

The income contribution of financed mortgage-backed securities declined in 1995 as the spread between short-term rates and mortgage yields diminished. The spread, appearing on the STATEMENT OF OPERATIONS as FEE INCOME, was $4.4 million in 1995, compared to $5.3 million in 1994 on average volumes of $238.5 million and $154.4 million, respectively. Mortgage yields are affected by the changing pace of mortgage prepayments. Lower interest rates encourage homeowners to refinance their mortgages. Since mortgage pass-throughs are made up of mortgage loans, an increase in refinance activity shortens their effective maturities and durations. RCM manages these changes by regularly adjusting durations to reflect its expectations for prepayments and, where appropriate, increases or reduces duration to compensate for these adjustments. Collateralized mortgage obligations in the portfolio are mortgage-backed securities but were relatively unaffected by the faster prepayment environment. These securities are core bond holdings with stable prepayment exposure and income contribution.

                     FUND MANAGERS' DISCUSSION AND ANALYSIS
                     ......................................

COMPOSITION: The fund's composition through fiscal 1995 was predominantly U.S. mortgage pass-throughs, including FNMA positions with coupons ranging from 7.0% to 8.5%. The pass-through securities in RCS's portfolio were mainly 8% and 8.5% coupons at year-end 1994. As refinancing activity accelerated, pass-through holdings were shifted to the lower 7.5% coupons to decrease the overall sensitivity of the fund to faster prepayments of principal. The positions in collateralized mortgage obligations and emerging markets were, in aggregate, stable. The overall emphasis on mortgage-backed securities permitted the fund to provide stable dividends, avoid any currency exposure that would compromise income, and maintain duration.

In 1995, RCS introduced a new role for interest rate swaps to increase RCS's position in developed foreign markets. The interest rate swaps are often a more efficient way to hold foreign bonds without taking currency risk and help RCS to achieve its goals. First, they allow RCS to benefit from stable or declining foreign interest rates. Second, they produce income. Third, they avoid foreign currency risk since all interest payments and any future gains or losses are in U.S. dollars. They provide further diversification of income allowing RCS to reduce its financed positions of liquid mortgage pass-throughs to $114.5 million. At year-end, RCS held swaps with an aggregate notional amount of $200 million, including investments in five- and seven-year interest rates in Germany, Switzerland, Belgium, The Netherlands and Finland, as detailed on page 23.

                   PORTFOLIO DURATION BY COUNTRY
                         JANUARY 31, 1996

                                                         PERCENTAGE
                                             DURATION      OF TOTAL
COUNTRY                                       (YEARS)      DURATION
-------------------------------------------------------------------
United States                                     1.5         32.2%
Germany                                           0.7         16.0%
Mexico                                            0.5         10.7%
The Netherlands                                   0.5         10.5%
Argentina                                         0.4          9.6%
Switzerland                                       0.4          7.9%
Belgium                                           0.3          7.2%
Finland                                           0.2          5.0%
Brazil                                            0.1          0.9%
-------------------------------------------------------------------
TOTAL                                             4.6        100.0%

In 1994 and 1995, RCS used U.S. interest rate swaps to lock the funding cost on financed mortgage positions. At fiscal year-end 1994, there were $135 million in these swaps outstanding, and $275 million by July 31, 1995. All of these positions were terminated. Interest rate swaps, mortgage pass-through financing, forward sale commitments and other transactions may involve financial leverage. In order to limit leverage, the fund has segregated $177.1 million at fiscal year-end in high credit quality, liquid investments, an amount equivalent to these obligations.

                     FUND MANAGERS' DISCUSSION AND ANALYSIS
                     ......................................

OUTLOOK: There are several key global themes that are quite pronounced in Europe and Japan, the outcome of which will have a significant impact on the overall tone of the world's bond markets. First, there is a significant force of price deflation which has its roots in the Japanese bubble economy of the early 1990s, the liberalization of trade with the GATT and NAFTA agreements and the general weakening of the U.S. dollar. Price deflation has increased competition and led to weaker economic conditions. Second, as in the United States, there is a global move to more prudent fiscal policies of deficit reduction and pension reform. In Europe, the potential for the community to achieve a European union has driven reductions in fiscal policy to meet the Maastricht qualification requirements for participation. Fiscal restraint has added to the weakening of economic activity and is truly unprecedented in the scope of these efforts. The fiscal restraint has also been pursued within the context of historically high unemployment making the efforts politically challenging for Europe's leadership. Third, monetary authorities in Japan and Europe are lowering interest rates to counter the other two trends and stimulate their economies. This easing of rates is likely to cause inflation, sometimes referred to as "reflation."

The outlook for the 1996 bond markets has everything to do with the winner of this contest among deflation, fiscal restraint and reflation. It is critical that Europe continue to pursue sound fiscal policies for its future growth. RCM believes that the lower interest rates will allow reflation to win out eventually, increasing economic activity abroad. At the earliest indications of economic resurgence, foreign central banks will most likely cease their easier monetary policies. RCM believes this constitutes a key risk to the bond markets. RCM anticipates that it will likely be early 1997 before this policy reversal occurs. Despite some expected choppiness in the market, RCM anticipates that rates will decrease in Europe.

Emerging markets, specifically Latin America, are likely to continue to see a resumption of global interest. RCM believes the general market improvement in 1995, especially in Mexico, reflects a return home of local "flight" capital. In 1996, RCM anticipates that global asset allocations will favor emerging markets as these countries see diminished default risk, a general improvement in economic activity with a renewed political emphasis on fiscal prudence and lower inflation.

RCM believes the U.S. economy has a fundamentally firm base and the Federal Reserve is intent on keeping the United States out of recession. U.S. economic activity is likely to be at average-to-low levels, which would be generally favorable to stable or lower interest rates in 1996.

                 CREDIT RATING                                           %
AAA                                                                       81.7%
AA                                                                         0.2%
A                                                                          5.8%
BB                                                                         9.1%
B                                                                          3.2%
TOTAL                                                                    100.0%

                               [ARTWORK FOLIO 14]

REPRESENTATIVE DURATION RISK
(For Different Maturities)

                GOVERNMENT BOND                                   DURATION (YRS.)
 3 yr. Bond                                                             +/- 2.8
 5 yr. Bond                                                             +/- 4.4
 7 yr. Bond                                                             +/- 5.8
10 yr. Bond                                                             +/- 7.6
20 yr. Bond                                                             +/-11.7
30 yr. Bond                                                             +/-13.8
RCS                                                                     +/- 4.6

Duration is the expected change
in price for a 1% change in interest rates

MARKET SECTOR 1995 INCOME CONTRIBUTION
(FISCAL 1995)

                                                                         %
U.S. Mortgage pass-throughs                                              64.1%
U.S. Collateralized mortgage obligations                                 19.4%
Developed foreign                                                         2.3%
Emerging markets                                                         13.4%
U.S. Short-term investments                                               0.8%
TOTAL                                                                   100.0%

                               [ARTWORK FOLIO 15]

MONTHLY 1995 DIVIDEND (PER 1,000 SHARES)

MONTH                                                                                     DIVIDEND $
Feb-95                                                                                            74
Mar-95                                                                                            74
Apr-95                                                                                            74
May-95                                                                                            74
Jun-95                                                                                            74
Jul-95                                                                                            74
Aug-95                                                                                            74
Sep-95                                                                                            74
Oct-95                                                                                            74
Nov-95                                                                                            74
Dec-95                                                                                            74
Jan-96                                                                                            74
                                                                                               -----
Total                                                                                      $     888

                    INVESTMENTS IN SECURITIES AND NET ASSETS
                    ........................................

                                JANUARY 31, 1996

COUNTRY/   PRINCIPAL                                                                                VALUE
CURRENCY     (000'S)  DESCRIPTION                                                                   (US$)
---------------------------------------------------------------------------------------------------------
   INVESTMENTS IN DEBT SECURITIES - 130.7%*

ARGENTINA - 5.7%
   USD                Republic of Argentina
              15,000  5.00%, 03/31/23                                                      $    9,037,500
               8,000  8.38%, 12/20/03                                                           7,100,000
               4,000  10.95%, 11/01/99                                                          4,290,000
                                                                                           --------------
                      Total Argentina                                                          20,427,500
                                                                                           --------------

BRAZIL - 4.2%
   USD                Petrobras Euronote
              15,000  8.75%, 12/09/96                                                          14,925,000

MEXICO - 6.1%
   USD                United Mexican States
              23,000  6.25%, 12/31/19                                                          15,783,750
               6,000  9.75%, 02/06/01                                                           6,030,000
                                                                                           --------------
                      Total Mexico                                                             21,813,750
                                                                                           --------------

UNITED STATES - 114.7%
   MORTGAGE-BACKED SECURITIES - 89.6%
   USD
               8,848  FNMA       7.00%, 2025                                                    8,930,892
              23,544  FHLMC      8.00%, 2023 - 2025                                            24,415,083
               5,768  GNMA       8.00%, 2016 - 2022                                             6,050,863
             116,350  FNMA       8.50%, 2017 - 2025                                           121,609,187
              29,437  GNMA       8.50%, 2016 - 2025                                            30,882,517
              78,800  FNMA       7.50%, 2025 TBA                                               80,804,672
              33,500  FHLMC      7.50%, 2025 TBA                                               34,383,730
              10,699  FHA Project Pool 56 7.43%, 11/01/22                                      11,153,182
                                                                                           --------------
                      Total Mortgage-Backed Securities                                        318,230,126
                                                                                           --------------
   COLLATERALIZED MORTGAGE OBLIGATIONS - 25.1%
   USD
                      DLJ Mortgage Acceptance Corp.
               1,000  Series 1994-MF11, Class A2 8.10%, 06/18/04                                1,063,125
               4,850  Series 1994-MF11, Class A3 8.10%, 06/18/04                                5,111,256

* PERCENTAGE OF NET ASSETS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    INVESTMENTS IN SECURITIES AND NET ASSETS
                    ........................................

                                JANUARY 31, 1996

COUNTRY/   PRINCIPAL                                                                                VALUE
CURRENCY     (000'S)  DESCRIPTION                                                                   (US$)
---------------------------------------------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
   USD
                      Federal Home Loan Mortgage Corp.
              17,932  Series 1667, Class PE 6.00%, 03/15/08                                $   17,898,378
              22,786  Series 1665, Class N  6.50%, 01/15/24                                    21,867,750
                      G E Capital Mortgage Services, Inc.
               4,765  Series 1994-12, Class B1 6.00%, 04/25/09                                  4,514,148
               9,157  Series 1994-9, Class B1 6.50%, 02/25/24                                   8,558,239
              22,000  Series 1994-10, Class A15 6.50%, 03/25/24                                21,133,750
                      Residential Funding Mortgage Sec. I
               3,914  Series 1993-S43, Class M-2 6.50%, 11/25/23                                3,639,964
               5,737  Series 1993-S47, Class M-2 6.50%, 12/25/23                                5,335,818
                                                                                           --------------
                      Total Collateralized Mortgage Obligations                                89,122,428
                                                                                           --------------
   TOTAL INVESTMENTS - (COST $445,282,129)                                                    464,518,804
                                                                                           --------------
   Payable for investments purchased - (37.5%)                                               (133,293,591)
   Investments sold on a forward commitment basis, net - (13.9%)+                             (49,332,368)
   Other assets less liabilities - 20.7%                                                       73,393,841
                                                                                           --------------

   NET ASSETS - 100.0%                                                                     $  355,286,686
                                                                                           --------------

TERMS
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TBA - To Be Announced
USD - United States Dollar

+ On a forward commitment basis, the fund has agreed to sell U.S. Treasury securities:

                        PRINCIPAL                                                                       VALUE
           CURRENCY       (000'S)  DESCRIPTION                                                          (US$)
           --------------------------------------------------------------------------------------------------
           USD            43,000   U.S. Treasury Bonds, 7.125%, 2/15/23                        $   48,737,920
                                   (Cost $47,847,649)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENT OF ASSETS AND LIABILITIES
                      ...................................

                                JANUARY 31, 1996

ASSETS:
    Investments in securities, at value - (Note 1)
      (cost $445,282,129)                                                                                        $      464,518,804
    Cash equivalents                                                                                                      2,556,417
    Receivable for investments sold                                                                                      67,024,609
    Interest receivable                                                                                                   3,496,214
    Unrealized appreciation on interest rate swap contracts, net - (Note 1)                                                 975,905
                                                                                                                 ------------------
          Total Assets                                                                                                  538,571,949
                                                                                                                 ------------------

LIABILITIES:
    Payable for investments purchased                                                                                   133,293,591
    Investments sold on a forward commitment basis, net - (Note 1)                                                       49,332,368
    Deferred fee income                                                                                                      94,577
    Payable for:
      Investment management fees - (Note 2)                                                                                 286,716
      Printing and postage expenses                                                                                          92,531
      Professional fees                                                                                                      74,524
      Administration fees - (Note 2)                                                                                         57,591
      Custodial fees                                                                                                         35,695
      Other expenses                                                                                                         17,670
                                                                                                                 ------------------
          Total Liabilities                                                                                             183,285,263
                                                                                                                 ------------------

NET ASSETS                                                                                                       $      355,286,686
                                                                                                                 ------------------

NET ASSETS CONSIST OF:
    Paid in capital                                                                                              $      380,687,827
    Accumulated net investment loss                                                                                      (1,795,396)
    Accumulated net realized loss on investments, foreign currency transactions, interest rate swaps and
      forward commitments                                                                                               (42,928,054)
    Net unrealized appreciation on investments, interest rate swaps and forward commitments                              19,322,309
                                                                                                                 ------------------

NET ASSETS                                                                                                       $      355,286,686
                                                                                                                 ------------------

NET ASSET VALUE PER SHARE
    (30,515,800 shares outstanding)                                                                              $            11.64
                                                                                                                 ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENT OF OPERATIONS
                            .......................

                      FOR THE YEAR ENDED JANUARY 31, 1996

INVESTMENT INCOME:
    Income:
      Interest                                                                                                     $     28,871,141
      Fee income - (Note 1)                                                                                               4,428,890
                                                                                                                   ----------------
    Total investment income                                                                                              33,300,031
                                                                                                                   ----------------
    Expenses:
      Investment management fees - (Note 2)                                                                               3,260,660
      Administration fees - (Note 2)                                                                                        295,066
      Custodial fees                                                                                                        189,267
      Printing and postage expenses                                                                                         157,262
      Professional fees                                                                                                      92,768
      Insurance expense                                                                                                      46,520
      Directors' fees and expenses                                                                                           31,000
      Registration and filing fees                                                                                           23,290
      Transfer agent fees                                                                                                    16,933
      Other expenses                                                                                                         16,421
                                                                                                                   ----------------
    Total expenses                                                                                                        4,129,187
                                                                                                                   ----------------
    Net investment income                                                                                                29,170,844
                                                                                                                   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
      Investments, interest rate swaps and forward commitments                                                          (16,950,280)
      Foreign currency transactions                                                                                       2,330,131
                                                                                                                   ----------------
    Net realized loss                                                                                                   (14,620,149)
    Net unrealized appreciation on investments, interest rate swaps and forward commitments                              36,667,874
                                                                                                                   ----------------
    Net realized and unrealized gain                                                                                     22,047,725
                                                                                                                   ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $     51,218,569
                                                                                                                   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      ...................................

                                                                                 FEBRUARY 24, 1994*
                                                                    YEAR ENDED            THROUGH
                                                               JANUARY 31, 1996  JANUARY 31, 1995+
                                                               ----------------  ------------------
OPERATIONS:
      Net investment income                                     $   29,170,844     $   25,279,057
      Net realized gain (loss) on:
        Investments, interest rate swaps and forward
          commitments                                              (16,950,280)       (23,701,575)
        Foreign currency transactions and forward foreign
          currency contracts                                         2,330,131        (11,012,183)
      Net unrealized appreciation (depreciation) on
        investments, foreign currency transactions, interest
        rate swaps and forward commitments                          36,667,874        (17,345,565)
                                                               ----------------  ------------------
      Net increase (decrease) in net assets resulting from
        operations                                                  51,218,569        (26,780,266)
                                                               ----------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income - (Note 1)              (27,098,030)       (22,764,787)

CAPITAL SHARES TRANSACTIONS:
      Proceeds from sale of common shares                             --              381,347,500
      Offering costs - (Note 3)                                       --                 (736,300)
                                                               ----------------  ------------------
      Net increase from capital share transactions                    --              380,611,200
                                                               ----------------  ------------------
      Net increase in net assets                                    24,120,539        331,066,147

NET ASSETS:
      Beginning of period                                          331,166,147            100,000
                                                               ----------------  ------------------
      End of period                                             $  355,286,686     $  331,166,147
                                                               ----------------  ------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.
+ AUDITED BY PRIOR AUDITOR.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENT OF CASH FLOWS
                            .......................

                      FOR THE YEAR ENDED JANUARY 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
      Income received                                                                                           $        26,951,397
      Operating expenses paid                                                                                            (4,276,230)
      Sale of short-term portfolio investments, net                                                                      25,635,867
      Purchase of long-term portfolio investments                                                                      (864,424,605)
      Proceeds from disposition of long-term portfolio investments and foreign currency                                 874,233,259
                                                                                                                -------------------
      Net cash provided by operating activities                                                                          58,119,688
                                                                                                                -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Repayment of reverse repurchase agreement                                                                         (33,367,000)
      Net proceeds from dollar roll transactions                                                                          4,365,942
      Dividend paid from net investment income                                                                          (27,098,030)
                                                                                                                -------------------
      Net cash used in financing activities                                                                             (56,099,088)
                                                                                                                -------------------
      Effect of exchange rate in cash                                                                                       (96,548)
                                                                                                                -------------------
      Net increase in cash                                                                                                1,924,052
      Cash and equivalents at beginning of year                                                                             632,365
                                                                                                                -------------------
      Cash and equivalents at end of year                                                                       $         2,556,417
                                                                                                                -------------------

RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations                                                      $        51,218,569
      Decrease in investments and foreign currency                                                                      114,504,266
      Net realized (gain) loss on:
        Investments and forward commitments                                                                              16,950,280
        Foreign currency transactions                                                                                    (2,330,131)
      Net unrealized appreciation on investments                                                                        (34,540,113)
      Change in:
        Receivable for investments sold                                                                                  92,136,359
        Unrealized appreciation on interest rate swaps                                                                    1,739,091
        Interest receivable                                                                                                 769,061
        Payable for investments purchased                                                                               (99,466,850)
        Payable for investments sold on a forward commitment basis                                                      (82,807,534)
        Accrued expenses                                                                                                    (53,310)
                                                                                                                -------------------
      Net cash provided by operating activities                                                                 $        58,119,688
                                                                                                                -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
                         .............................

1. SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of January 31, 1996, there were no open Forwards.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its

                         NOTES TO FINANCIAL STATEMENTS
                         .............................

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 1996, there were $48,737,920 of forward sale commitments outstanding and a payable for forward commitments closed, but unsettled of $594,448.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the year on these transactions was $4,428,890. At January 31, 1996, there were $114,472,125 in dollar roll commitments outstanding on liquid mortgage pass-throughs.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for hedging, risk management and other investment purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest-e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

As of January 31, 1996, the Fund had the following outstanding interest rate swap agreements:

 NOTIONAL   INTEREST                    COUNTER-                    SWAP      UNREALIZED
   AMOUNT       RATE                PARTY CREDIT  TERMINATION   MATURITY   APPRECIATION/
   (000S)   RECEIVED       COUNTRY        RATING         DATE       DATE  (DEPRECIATION)
---------  ---------  ------------  ------------  -----------  ---------  --------------
$  75,000      5.84%       Germany           AAA     10/20/97   10/20/00    $  1,509,525
   25,000      5.84%   Netherlands           AAA     10/23/97   10/23/00         516,280
   25,000      5.00%   Netherlands            A+     01/25/98   01/25/01       (262,700)
   25,000      5.85%       Belgium            A+     01/25/98   01/25/03       (214,700)
   25,000      3.99%   Switzerland           AAA     01/26/98   01/26/03       (202,500)
   25,000      6.36%       Finland           AA+     01/26/98   01/26/01       (370,000)
---------                                                                 --------------
$ 200,000                                                                    $   975,905
---------                                                                 --------------

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 1996, the Fund had no reverse repurchase agreements outstanding.

                         NOTES TO FINANCIAL STATEMENTS
                         .............................

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $177,108,346 in high credit quality, liquid investments against outstanding obligations, resulting in no net leverage at January 31, 1996.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of January 31, 1996, the Fund had a capital loss carryover of $42,111,669, of which $23,482,011 expires in 2003 and $18,629,658 expires in 2004.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2. TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
RCM Capital Management, a California Limited Partnership (the "Investment Manager"), furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. To the extent necessary to reduce the Fund's total annual expenses for the first year of operations to 1.15%, the Investment Manager agreed to reduce its fee to 0.90%, and the Administrator agreed to reduce its fee to 0.07% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. In the absence of fee reductions by the Investment Manager and the Administrator, the Fund's ratio of expenses and net investment income to average net assets in the first fiscal year would have been 1.24% and 7.71%, respectively. No principal, officer or employee of the Investment Manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a principal, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $6,000 plus $1,000 for each meeting attended.

In December 1995, the Investment Manager entered into an Agreement of Purchase and Sale pursuant to which the Investment Manager will be acquired by a subsidiary of Dresdner Bank AG, an international banking organization with headquarters in Frankfurt, Germany. It is expected that the day-to-day operations of the Investment Manager will not be affected and that the individuals who are primarily responsible for the management of the Fund's portfolio will remain the same. The closing of the transaction is subject to a number of contingencies, including the receipt of certain regulatory approvals. The transaction is currently expected to close in mid-1996. Because the transaction will constitute an "assignment" of the Fund's management agreement with

                         NOTES TO FINANCIAL STATEMENTS
                         .............................

2. TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES (CONTINUED) the Investment Manager under the Investment Company Act of 1940, and thus a termination of such management agreement, the Fund will seek approval of a new management agreement from the Fund's Board of Directors and stockholders prior to the closing of the transaction. The terms of the new management agreement are expected to be substantially the same as those of the current management agreement.

3. CAPITAL SHARES
On April 15, 1994, the Fund completed the initial public offering of a total of 30,515,800 shares of its common stock. Offering costs of $736,300 were charged to capital upon commencement of investment operations. All other initial costs of distribution and all offering commissions were paid by the Investment Manager. At January 31, 1996, 500,000,000 shares of common stock, $0.00001 par value, were authorized.

4. PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities and dollar rolls, for the year ended January 31, 1996, aggregated $39,006,625 and $62,677,015, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the year ended January 31, 1996, aggregated $512,922,058 and $570,694,641, respectively. At January 31, 1996, the aggregate cost of investments for federal income tax purposes was $447,656,664. Gross unrealized appreciation and depreciation of investments aggregated $17,249,455 and $387,315, respectively, resulting in net unrealized appreciation of $16,862,140 at January 31, 1996.

                              FINANCIAL HIGHLIGHTS
                              ....................

Supplementary data for a share outstanding are presented for the periods indicated:

                                                                                                                FEBRUARY 24, 1994*
                                                                                                  YEAR ENDED               THROUGH
PER SHARE OPERATING PERFORMANCE:                                                            JANUARY 31, 1996    JANUARY 31, 1995**
                                                                                           -----------------  --------------------
    Net asset value, beginning of period                                                              $10.85                $12.50
                                                                                           -----------------  --------------------
    Net investment income                                                                               0.96                  0.83
    Net realized and unrealized gain (loss)                                                             0.72                (1.71)
                                                                                           -----------------  --------------------
    Net increase (decrease) in net assets resulting from operations                                     1.68                (0.88)
    Distributions:
      Net investment income                                                                           (0.89)                (0.75)
      Offering costs                                                                               -                        (0.02)
                                                                                           -----------------  --------------------
    Net asset value, end of period                                                                    $11.64                $10.85
                                                                                           -----------------  --------------------
    Market price, end of period                                                                       $10.25                $9.625
                                                                                           -----------------  --------------------
    Total return based on market price                                                                16.21%             (17.21)%+
    Total return based on net asset value                                                             17.07%              (6.68)%+
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                                                             $355,287              $331,166
    Ratio of expenses to average net assets -- (Note 2)                                                1.20%               1.15%++
    Ratio of net investment income to average net assets -- (Note 2)                                   8.50%               7.79%++
    Portfolio turnover                                                                                   96%                 158%+

 + Not annualized.     ++ Annualized     * Commencement of Investment Operations     ** Audited by prior auditors.

SELECTED QUARTERLY FINANCIAL DATA FOR THE PERIOD ENDED (UNAUDITED)

                              TOTAL          NET     NET REALIZED       NET ASSET VALUE          MARKET PRICE
                         INVESTMENT   INVESTMENT   AND UNREALIZED  --------------------  --------------------     VOLUME
                             INCOME       INCOME      GAIN (LOSS)       HIGH        LOW       HIGH        LOW    (000'S)
                        -----------  -----------  ---------------  ---------  ---------  ---------  ---------  ---------
PER SHARE
    April 1994                $0.16        $0.13          $(0.74)     $12.50     $11.87     $12.50     $10.75      1,084
    July 1994                  0.28         0.25           (0.31)      11.92      11.43      11.50      10.00      4,927
    October 1994               0.25         0.22           (0.17)      11.54      11.30      10.69       9.69      6,122
    January 1995               0.26         0.23           (0.49)      11.25      10.71      10.25       9.25      7,654
    April 1995                 0.28         0.25             0.20      11.08      10.79       9.94       9.50      5,583
    July 1995                  0.27         0.23             0.16      11.47      11.11      10.50       9.75      5,708
    October 1995               0.27         0.24             0.06      11.39      11.12      10.25       9.88      5,261
    January 1996               0.27         0.24             0.30      11.70      11.29      10.25       9.88      6,833
TOTALS (000'S)
    April 1994               $4,775       $4,049        $(22,682)
    July 1994                 8,612        7,563          (9,306)
    October 1994              7,779        6,756          (5,283)
    January 1995              7,852        6,911         (14,788)
    April 1995                8,427        7,496            6,230
    July 1995                 8,221        7,139            4,830
    October 1995              8,338        7,286            1,909
    January 1996              8,314        7,250            9,079

                          INDEPENDENT AUDITORS' REPORT
                          ............................

To the Shareholders and Board of Directors of RCM Strategic Global Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of RCM Strategic Global Government Fund, Inc. (the "Fund"), including the statement of investments in securities and net assets as of January 31, 1996, and the related statement of operations, the statement of changes in net assets, statement of cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes of net assets and financial highlights for the period from February 24, 1994 (commencement of operations) to January 31, 1995 presented herein were audited by other auditors whose report dated March 10,1995 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Strategic Global Government Fund, Inc. as of January 31, 1996, the results of its operations, the changes in its net assets, its cash flows and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
March 8, 1996

                           DIVIDEND REINVESTMENT PLAN
                           ..........................

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, then at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust
Company,  P.O.  Box  8209,  Boston,  Massachusetts  02266-8209,  or  call  (800)
426-5523.

 """""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""

                    SHAREHOLDER MEETING RESULTS (UNAUDITED)
                    .......................................

The Annual Meeting of Shareholders of the RCM Strategic Global Government Fund, Inc. was held on Friday, August 18, 1995, at the Hyatt Regency, Five Embarcadero Center, San Francisco, California. The number of shares issued, outstanding and eligible to vote as of record date (June 23, 1995) was 30,515,800. Present were 29,466,544 shares represented by 182 proxies or 96.56% of the eligible voting shares tabulated. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below:

1. The re-election of William A. Hasler to the Board of Directors for a term to expire in 1998 or until his successor shall be duly elected and qualified. The votes were cast: For (29,062,148), Abstain (394,157) and Broker Non-Vote (10,239). A broker non-vote is a proxy received by the Fund from a broker or nominee when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote, nor has the discretionary power to vote on a particular matter.

2. The ratification or rejection of the selection by the Board of Directors of the Company of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending January 31, 1996. The votes were cast: For (28,927,282), Against (216,992) and Abstain (322,270).

                             CORPORATE INFORMATION
                          ...........................

DIRECTORS

Gary W. Schreyer, CHAIRMAN
William A. Hasler
Francis E. Lundy
Jeffrey S. Rudsten
James M. Whitaker

AUDIT COMMITTEE

William A. Hasler
Francis E. Lundy
James M. Whitaker

NOMINATING COMMITTEE

Gary W. Schreyer
William A. Hasler
Jeffrey S. Rudsten

OFFICERS - PORTFOLIO MANAGEMENT

Gary W. Schreyer
 PRESIDENT AND CHIEF EXECUTIVE OFFICER
Jeffrey S. Rudsten
 VICE PRESIDENT
Eamonn F. Dolan
 VICE PRESIDENT AND PORTFOLIO MANAGER
Stephen Kim
 VICE PRESIDENT AND PORTFOLIO MANAGER
Jack L. Bernard
 VICE PRESIDENT AND PORTFOLIO MANAGER
Mark E. Raaberg
 VICE PRESIDENT AND PORTFOLIO MANAGER
Frederick J. Clancy
 VICE PRESIDENT

OFFICERS - ADMINISTRATION

Ellen M. Courtien
 VICE PRESIDENT
Michael J. Apatoff
 VICE PRESIDENT
Susan C. Gause
 TREASURER AND CHIEF FINANCIAL OFFICER
Caroline M. Hirst
 VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
Judith A. Wilkinson
 VICE PRESIDENT
Anthony Ain
 VICE PRESIDENT AND GENERAL COUNSEL
Timothy B. Parker
 SECRETARY AND ASSISTANT GENERAL COUNSEL

INVESTMENT MANAGER

RCM Capital Management
Four Embarcadero Center
San Francisco, California 94111

INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

At January 31, 1996, RCM Strategic Global Government Fund, Inc. had 20 employees and approximately 21,500 beneficial holders of its securities.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.
INVESTMENT MANAGER:
[RCM LOGO] CAPITAL MANAGEMENT
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111